SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 14, 2012

OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-53713	27-0383995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN	56538-0496
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (866) 410-8780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      (b)     By letter dated March 14, 2012 Michelle Kommer advised Otter Tail Corporation (the “Company”) that she was resigning from her position as Senior Vice President of Human Resources effective March 28, 2012.  Ms. Kommer’s departure is being treated as an election by her to terminate the employment relationship under paragraph 6 (a) of her Executive Employment Agreement dated April 12, 2010.  The Agreement was filed as Exhibit 10-P-5 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and is described in the Company’s proxy statement for its 2012 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 7, 2012

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OTTER TAIL CORPORATION
Date:	March 20, 2012

		By:	/s/ George A. Koeck
George A. Koeck
Senior Vice President, General Counsel & Corporate Secretary